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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                      December 20, 2004 (December 16, 2004)

                           ---------------------------

                            Arbor Realty Trust, Inc.
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             (Exact name of registrant as specified in its charter)

   Maryland                         001-32136                    20-0057959
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(State or other                    (Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

        333 Earle Ovington Boulevard, Suite 900 Uniondale, New York 11553
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               (Address of principal executive offices) (Zip Code)

                                 (516) 832-8002
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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                            Arbor Realty Trust, Inc.
                           Current Report on Form 8-K

ITEM 8.01 OTHER EVENTS.

On December 20, 2004, Arbor Realty Trust, Inc. (the "Company), announced the pricing on December 16, 2004 of a collateralized debt obligation by two subsidiaries of the Company.

A copy of the press release is filed as Exhibit 99.1 to this report and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

      Exhibit Number

            99.1  Press Release, dated December 20, 2004.




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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 20, 2004                ARBOR REALTY TRUST, INC.


                                         By:      /s/ Frederick C. Herbst
                                                  ------------------------------
                                         Name:    Frederick C. Herbst
                                         Title:   Chief Financial Officer




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                                  EXHIBIT INDEX


Exhibit Number

      99.1  Press Release, dated December 20, 2004.